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________________________________________________________________________________
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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  September 7, 2000
                                                        -----------------


                                 GENUITY INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       000-30837                 74-2864824
        --------                       ---------                 ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


3 Van de Graaff Drive, Burlington, MA                               01803
---------------------------------------                             -----
  (Address of Principal Executive Offices)                       (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 262-4000
                                                           --------------


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                          This is Page 1 of 4 Pages.
                       Exhibit Index appears on Page 4.
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Item 5.   Other Events
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On September 5, 2000, Genuity Inc., a Delaware corporation ("Genuity"), entered into a $2,000,000,000 Five-Year Credit Agreement (the "Credit Agreement") among The Chase Manhattan Bank, as administrative agent for the lenders, Chase Securities, Inc., as arranger, Citibank, N.A., as syndication agent, Credit Suisse First Boston and Deutsche Bank AG, as co-documentation agents, and the banks, financial institutions and other institutional lenders listed therein.

The foregoing description is qualified in its entirety by reference to the Credit Agreement.

A copy of the aforementioned Credit Agreement and related press release are attached as Exhibit 10.1 and Exhibit 99.1, respectively, to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits.
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          10.1 $2,000,000,000 Five-Year Credit Agreement, dated as of September
               5, 2000, among Genuity Inc., as borrower, The Chase Manhattan Bank, as administrative agent for the lenders, Chase Securities, Inc., as arranger, Citibank, N.A., as syndication agent, Credit Suisse First Boston and Deutsche Bank AG, as co-documentation agents, and the banks, financial institutions and other institutional lenders listed therein.


          99.1 Press Release dated September 7, 2000.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GENUITY INC.


                                        By:    /s/ Daniel P. O'Brien
                                           ---------------------------------
                                        Name:  Daniel P. O'Brien
                                        Title: Executive Vice President and
                                               Chief Financial Officer


Date: September 7, 2000
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                                 EXHIBIT INDEX

Exhibit No.                          Description of Exhibits                              Page
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
     10.1             $2,000,000,000 Five-Year Credit Agreement, dated as
                      of September 5, 2000, among Genuity Inc., as
                      borrower, The Chase Manhattan Bank, as
                      administrative agent for the lenders, Chase
                      Securities, Inc., as arranger, Citibank, N.A., as
                      syndication agent, Credit Suisse First Boston and
                      Deutsche Bank AG, as co-documentation agents, and
                      the banks, financial institutions and other
                      institutional lenders listed therein.

     99.1             Press Release dated September 7, 2000.